Dreyfus Premier

California Municipal

Bond Fund

ANNUAL REPORT January 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            17   Financial Highlights

                            20   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                 Dreyfus Premier California Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier California Municipal Bond Fund, covering the 12-month period from February 1, 2000 through January 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's
portfolio    manager,    Joseph    Darcy.

Recent events in the U.S. economy and financial markets suggest that the investment environment may be changing. For example, 2000 was a year of rising interest rates. The Federal Reserve Board increased short-term interest rates by one percentage point in the first half of the year, then held interest rates steady thereafter. In contrast, 2001 began with the Federal Reserve Board reducing interest rates by a total of one percentage point in two moves during January.

Times of economic and market change are often good times to review your investment strategies. You may wish to consider rebalancing your portfolio to help maintain the allocations required to achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment, or to speak with a Dreyfus customer service representative, call 1-800-782-6620.

Thank    you    for    your    confidence    and    support.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

February 15, 2001




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Premier California Municipal Bond Fund perform during the period?

For the 12-month period ended January 31, 2001, the fund produced total returns of 15.54% for Class A shares, 14.86% for Class B shares and 14.64% for Class C shares.(1) In comparison, the fund' s peer group, as measured by the Lipper California Municipal Debt Funds category average, achieved a 14.26% total return for the same period.(2)

We attribute the fund' s strong performance to slower economic growth, lower interest rates and supply-and-demand factors, which have caused prices of California bonds to rise more than those of other states' municipal bonds.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of
its    issuer,    and    any    provisions    for    early    redemption.

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain
current     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

yields for as long as practical. At other times, we try to maintain a "neutral" average duration of about eight years, which is consistent with our peer group.

What other factors influenced the fund's performance?

At the start of the reporting period, the Federal Reserve Board (the "Fed") attempted to slow the U.S. economy and keep inflation at bay by raising short-term interest rates. By summer, evidence had emerged that these rate hikes were beginning to have the desired effect of slowing the economy. As a result, tax-exempt yields began to decline and the Fed left interest rates unchanged at subsequent meetings. Later in the year, the economic slowdown became more pronounced, with annualized growth between October and December slowing to just 1.4%, the lowest in more than five years.

Accordingly, in early January 2001 the Fed moved aggressively to stimulate economic growth by cutting interest rates by 0.50 percentage points. This move was unusual in that it occurred between regularly scheduled meetings of the Fed' s Federal Open Market Committee. As further evidence of its resolve to prevent a recession, the Fed cut interest rates by another half-point at its
scheduled    meeting    at    the    end    of    January.

More significantly, the continuing strength of California's economy caused its municipal bond prices to rise higher than tax-exempt bonds from other states. California and many of its municipalities enjoyed higher tax revenues, resulting in a sharply reduced supply of securities. At the same time, tremendous demand from individuals, who were seeking to protect newly created wealth from stock market volatility, caused bond prices to rise.

In this constructive environment, we focused on maximizing both income and total return. We found such opportunities primarily in bonds that we believed would soon appeal to individual investors, who represented the greatest source of
market    demand.    At    the    start    of    the

year, the fund concentrated on bonds in the 12- to 14-year maturity range. Individual investors soon focused on the same bonds, bidding up their prices. As these bonds became increasingly scarce, we anticipated shifting investor preferences by gradually moving to longer dated securities. By year-end, investors and the fund were focusing on bonds in the 15- to 20-year range. Within these maturity ranges, the fund emphasized credit quality, preferring highly rated, highly liquid issues. This strategy proved advantageous late in the year, when the economic slowdown caused prices of lower rated securities to decline.

What is the fund's current strategy?

After the market' s substantial rally, and as the fundamental economic environment for issuers becomes more challenging, we have recently intensified our focus on high quality securities. In addition, we are carefully monitoring economic events both nationally and in California, including California's energy crisis. While the fund has no direct investments in California' s power generating utilities, we are mindful of their potential effect on the state's otherwise relatively strong economy.

February 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH JANUARY 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier California Municipal Bond Fund Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND ON 1/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CALIFORNIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 1/31/01

                                                           Inception                                                       From

                                                             Date          1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                           11/10/86        10.38%            3.75%          6.06%            --
WITHOUT SALES CHARGE                                       11/10/86        15.54%            4.71%          6.55%            --

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                     1/15/93        10.86%            3.83%           --             5.44%

WITHOUT REDEMPTION                                          1/15/93        14.86%            4.16%           --             5.44%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                   6/2/95        13.64%            3.96%           --             4.43%
WITHOUT REDEMPTION                                           6/2/95        14.64%            3.96%           --             4.43%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

January 31, 2001

STATEMENT OF INVESTMENTS

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS--97.8%                                                       Amount ($)       Value ($)
-------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--88.0%

Abag Finance Authority For Nonprofit Corporations,

   MFHR (Central Park Apartments) 5.50%, 7/1/2019                                             1,010,000      1,036,826

Alameda Corridor Transportation Authority, Revenue

   Zero Coupon, 10/1/2033 (Insured; MBIA)                                                     2,500,000        428,200

California:

   6.125%, 10/1/2011 (Insured; FGIC)                                                          2,875,000      3,383,271

   4.75%, 2/1/2020                                                                            3,000,000      2,901,180

California Educational Facilities Authority, College and University

   Revenue (Claremont University Center) 5.25%, 3/1/2018                                      3,070,000      3,160,718

California Health Facilities Financing Authority, Revenue

   (Cedars-Sinai Medical Center) 6.25%, 12/1/2034                                             5,210,000      5,513,795

California Housing Finance Agency, Home Mortgage Revenue:

   6.15%, 8/1/2016                                                                            3,000,000      3,142,530

   6.70%, 8/1/2025                                                                            1,060,000      1,098,542

California Public Works Board, LR

   (Secretary of State) 6.50%, 12/1/2008 (Insured; AMBAC)                                     1,400,000      1,651,342

California Statewide Communities Development Authority, LR

  (United Airlines Inc.):

      5.70%, 10/1/2033 (Guaranteed; United Airlines Inc.)                                     5,000,000      4,579,650

      5.625%, 10/1/2034 (Guaranteed; United Airlines Inc.)                                    7,000,000      6,333,250

Capistrano Unified School District (Unified School Facilities

  Improvement District Number 1)

   6%, 8/1/2024 (Insured; FGIC)                                                               2,075,000      2,292,294

Central California Joint Powers Health Financing Authority,

  COP (Community Hospitals of Central California)

   6%, 2/1/2030                                                                               2,000,000      2,021,660

Contra Costa County Public Finance Authority, Tax Allocation

  Revenue (Pleasant Hill BART, North Richmond, Bay Point,

  Oakley and Rodeo Redevelopment Project Areas)

   5.125%, 8/1/2019                                                                           1,750,000      1,660,785

Contra Costa County Water District, Water Revenue

   6%, 10/1/2011 (Insured; MBIA)                                                              1,475,000      1,608,310

Delano, COP (Delano Regional Medical Center)

   5.25%, 1/1/2018                                                                            3,500,000      3,117,415

Escondido Improvement Board 5.70%, 9/2/2026                                                     995,000        969,468



                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)       Value ($)
-------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Fontana, Special Tax (Senior Community Facilities District

   Number 2) 5.25%, 9/1/2017 (Insured; MBIA)                                                  3,910,000      4,048,297

Fontana Public Financing Authority, Tax Allocation Revenue

   (North Fontana Redevelopment Project) 7.25%, 9/1/2020                                      4,250,000      4,338,868

High Desert Memorial Health Care District, Revenue

   5.40%, 10/1/2011                                                                           2,500,000      2,333,900

Madera County, COP (Valley Children's Hospital):

   6.50%, 3/15/2008 (Insured; MBIA)                                                           3,165,000      3,679,756

   6.50%, 3/15/2009 (Insured; MBIA)                                                           3,370,000      3,960,660

Napa County Flood Protection and Watershed Improvement

   Authority 5%, 6/15/2018 (Insured; FGIC)                                                    5,000,000      5,057,550

Natamos Unified School District

   5.95%, 9/1/2021 (Insured; MBIA)                                                            2,500,000      2,836,050

Nevada County, COP (Western Nevada Co. Solid Waste-

   McCourtney Road Landfill) 7.50%, 6/1/2021                                                  2,200,000      2,203,740

Northern California Power Agency, Public Power Revenue

  (Hydroelectric Project No. 1)

   6.30%, 7/1/2018 (Insured; MBIA)                                                            6,000,000      7,160,700

Riverside County, SFMR 7.80%, 5/1/2021                                                        1,250,000      1,662,388

San Diego County, COP (Burnham Institute)

   6.25%, 9/1/2029                                                                            2,800,000      2,875,040

San Diego Unified School District

   Zero Coupon 7/1/2017 (Insured; FGIC)                                                       2,325,000      1,013,049

San Francisco City and County, COP (Bruno Jail #3)

   5.25%, 10/1/2021 (Insured; AMBAC)                                                          4,485,000      4,574,969

San Joaquin Hills Transportation Corridor Agency, Toll

   Road Revenue 5.50%, 1/15/2028                                                              6,600,000      6,405,894

San Marino Unified School District 5.25%, 7/1/2013                                            1,160,000      1,276,278

San Mateo County Transportation District, Sales Tax Revenue

   5%, 6/1/2019 (Insured; FSA)                                                                5,555,000      5,579,109

Santa Monica-Malibu Unified School District

   5.25%, 8/1/2018                                                                            3,725,000      3,979,082

University of California, Revenue 5.25%, 9/1/2027                                             2,500,000      2,528,425

Vista, MFHR (Vista Hacienda Project) 6.95%, 4/1/2017                                          3,000,000      3,108,660

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)       Value ($)
-------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

West Covina Redevelopment Agency, Community Facilities

   District Special Tax 6%, 9/1/2022                                                          3,000,000      3,331,830

U.S. RELATED--9.8%

Puerto Rico Commonwealth Highway and Transportation

   Authority, Revenue 5.50%, 7/1/2013 (Insured; MBIA)                                         4,750,000      5,281,667

Puerto Rico Commonwealth Infrastructure Financing Authority

   5.375%, 10/1/2024                                                                          3,750,000      3,879,000

Virgin Islands Public Finance Authority, Revenue

   7.30%, 10/1/2018                                                                           3,100,000      3,917,470
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $125,246,339)                                                             97.8%    129,931,618

CASH AND RECEIVABLES (NET)                                                                         2.2%      2,927,572

NET ASSETS                                                                                       100.0%    132,859,190

                                                                                                     The Fund


Summary of Abbreviations

AMBAC            American Municipal Bond

                     Assurance Corporation

COP              Certificate of Participation

FGIC             Financial Guaranty Insurance Company

FSA              Financial Security Assurance

LR               Lease Revenue

MBIA             Municipal Bond Investors Assurance

                     Insurance Corporation

MFHR             Multi-Family Housing Revenue

SFMR             Single Family Mortgage Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              52.4

AA                               Aa                              AA                                               11.7

A                                A                               A                                                 9.2

BBB                              Baa                             BBB                                              22.5

BB                               Ba                              BB                                                1.7

Not Rated (a)                    Not Rated( a)                   Not Rated (a)                                     2.5

                                                                                                                 100.0

(A)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of
Investments                                           125,246,339   129,931,618

Cash                                                                    720,508

Interest receivable                                                   2,213,722

Receivable for shares of Beneficial Interest subscribed                 227,732

Prepaid expenses                                                          7,216

                                                                    133,100,796
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           108,427

Payable for shares of Beneficial Interest redeemed                       66,804

Accrued expenses                                                         66,375

                                                                        241,606
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      132,859,190
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     131,552,626

Accumulated net realized gain (loss) on investments                  (3,378,715)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             4,685,279
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      132,859,190



NET ASSET VALUE PER SHARE

                                                                              Class A     Class B       Class C
------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            119,130,242   12,171,284     1,557,664

Shares Outstanding                                                          9,712,234      991,827       126,528
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.27        12.27        12.31

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended January 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,382,897

EXPENSES:

Management fee--Note 3(a)                                              717,016

Shareholder servicing costs--Note 3(c)                                 402,271

Distribution fees--Note 3(b)                                            69,795

Professional fees                                                       44,863

Trustees' fees and expenses--Note 3(d)                                  28,059

Registration fees                                                       21,323

Custodian fees                                                          13,808

Prospectus and shareholders' reports                                    13,654

Loan commitment fees--Note 2                                             1,254

Miscellaneous                                                           14,659

TOTAL EXPENSES                                                       1,326,702

Less--reduction in management fee due to
   undertaking--Note 3(a)                                              (15,062)

NET EXPENSES                                                         1,311,640

INVESTMENT INCOME--NET                                               6,071,257
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (1,486,230)

Net unrealized appreciation (depreciation) on investments           14,209,124

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              12,722,894

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                18,794,151

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended January 31,
                                               ---------------------------------

                                                    2001                 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,071,257           6,656,376

Net realized gain (loss) on investments        (1,486,230)         (1,900,088)

Net unrealized appreciation (depreciation)
   on investments                              14,209,124         (18,015,099)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   18,794,151         (13,258,811)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (5,518,599)         (5,916,290)

Class B shares                                   (493,784)           (695,413)

Class C shares                                    (58,874)            (44,673)

Net realized gain on investments:

Class A shares                                         --            (726,609)

Class B shares                                         --             (96,299)

Class C shares                                         --              (6,133)

TOTAL DIVIDENDS                                (6,071,257)         (7,485,417)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 14,403,559          20,863,512

Class B shares                                  3,926,111           3,409,370

Class C shares                                    561,774             261,094

Dividends reinvested:

Class A shares                                  2,768,910           3,309,614

Class B shares                                    272,348             479,682

Class C shares                                     18,015              24,267


                                                     Year Ended January 31,
                                               ---------------------------------

                                                     2001                2000
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed:

Class A shares                                (25,401,696)        (34,935,821)

Class B shares                                 (6,691,452)        (11,767,653)

Class C shares                                   (334,511)           (187,714)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (10,476,942)        (18,543,649)

TOTAL INCREASE (DECREASE) IN NET ASSETS         2,245,952         (39,287,877)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           130,613,238         169,901,115

END OF PERIOD                                 132,859,190         130,613,238

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended January 31,
                                               ---------------------------------

                                                     2001               2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                     1,235,869           1,742,064

Shares issued for dividends reinvested            235,520             277,244

Shares redeemed                                (2,175,083)         (2,936,467)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (703,694)           (917,159)
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       331,025             286,524

Shares issued for dividends reinvested             23,212              39,981

Shares redeemed                                  (576,383)           (974,196)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (222,146)           (647,691)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        48,940              21,843

Shares issued for dividends reinvested              1,525               1,985

Shares redeemed                                   (28,600)            (15,619)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      21,865               8,209

(A) DURING THE PERIOD ENDED JANUARY 31, 2001, 290,994 CLASS B SHARES REPRESENTING $3,408,997 WERE AUTOMATICALLY CONVERTED TO 291,176 CLASS A SHARES AND DURING THE PERIOD ENDED JANUARY 31, 2000, 682,104 CLASS B SHARES REPRESENTING $8,281,050 WERE AUTOMATICALLY CONVERTED TO 682,636 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                               Year Ended January 31,
                                                                        --------------------------------------------

CLASS A SHARES                                                   2001       2000       1999        1998        1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.13      12.78      13.00       12.58       12.97

Investment Operations:

Investment income--net                                            .55        .54        .56         .60         .65

Net realized and unrealized gain (loss)
   on investments                                                1.14      (1.59)       .12         .53        (.24)

Total from Investment Operations                                 1.69      (1.05)       .68        1.13         .41

Distributions:

Dividends from investment income--net                            (.55)      (.54)      (.56)       (.61)       (.64)

Dividends from net realized gain
   on investments                                                  --       (.06)      (.34)       (.10)       (.16)

Total Distributions                                              (.55)      (.60)      (.90)       (.71)       (.80)

Net asset value, end of period                                  12.27      11.13      12.78       13.00       12.58
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( A)                                            15.54      (8.42)      5.39        9.27        3.31
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .95        .95        .94         .95         .92

Ratio of net investment income
   to average net assets                                         4.71       4.47       4.36        4.71        5.18

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .01         --         --         --           --

Portfolio Turnover Rate                                         12.58      54.74     101.36      103.75       39.76
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         119,130    115,926    144,855     152,416     163,030

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                               Year Ended January 31,
                                                                        --------------------------------------------

CLASS B SHARES                                                   2001       2000       1999        1998        1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.14      12.79      13.01       12.59       12.98

Investment Operations:

Investment income--net                                            .49        .47        .50         .53         .59

Net realized and unrealized gain (loss)
   on investments                                                1.13       (1.59)      .12         .53        (.25)

Total from Investment Operations                                 1.62       (1.12)      .62        1.06         .34

Distributions:

Dividends from investment income--net                            (.49)      (.47)      (.50)       (.54)       (.57)

Dividends from net realized gain
   on investments                                                  --       (.06)      (.34)       (.10)       (.16)

Total Distributions                                              (.49)      (.53)      (.84)       (.64)       (.73)

Net asset value, end of period                                  12.27      11.14      12.79       13.01       12.59
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                            14.86      (8.89)      4.86        8.69        2.79
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.45       1.46       1.45        1.46        1.44

Ratio of net investment income
   to average net assets                                         4.21       3.92       3.85        4.18        4.66

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .02        --          --          --          --

Portfolio Turnover Rate                                         12.58     54.74      101.36      103.75       39.76
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          12,171    13,518      23,810      24,942      20,341

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                              Year Ended January 31,
                                                                     --------------------------------------------
CLASS C SHARES                                                   2001      2000        1999        1998        1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.17     12.82       13.04       12.61        12.98

Investment Operations:

Investment income--net                                            .47       .45         .47         .50          .54

Net realized and unrealized gain (loss)
   on investments                                                1.14     (1.59)        .12         .53         (.21)

Total from Investment Operations                                 1.61     (1.14)        .59        1.03          .33

Distributions:

Dividends from investment income--net                            (.47)     (.45)       (.47)       (.50)        (.54)

Dividends from net realized gain
   on investments                                                  --      (.06)       (.34)       (.10)        (.16)

Total Distributions                                              (.47)     (.51)       (.81)       (.60)        (.70)

Net asset value, end of period                                  12.31     11.17       12.82       13.04        12.61
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                            14.64     (9.07)       4.63        8.42         2.67
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.69      1.70        1.67        1.68         1.77

Ratio of net investment income
   to average net assets                                         3.95      3.73        3.68        3.92         4.33

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .02        --         --          --            --

Portfolio Turnover Rate                                         12.58     54.74     101.36      103.75         39.76
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           1,558     1,169      1,236       1,135         1,029

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier California Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Funds Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the
Board    of    Trustees.    Investments    for    which

quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $7,215 during the period ended January 31, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,461,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 2001. If not applied, $885,000 of the carryover expires in fiscal 2008 and $2,576,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended January 31, 2001, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from February 1, 2000 through January 31, 2002, to reduce the management fee paid by the fund to the extent that the fund's aggregate annual expenses, exclusive of Rule 12b-1 Distribution Plan fees, taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .97 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $15,062 during the period ended January 31, 2001.

DSC retained $3,454 during the period ended January 31, 2001, from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended January 31, 2001, Class B and Class C shares were charged $58,630 and $11,165, respectively, pursuant to the Plan, of which $53,482 and $10,369 for Class B and Class C shares, respectively, were paid to DSC.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 2001, Class A, Class B and Class C shares were charged $292,880, $29,315 and $3,722, respectively, pursuant to the Shareholder Services Plan, of which $269,916, $26,740 and $3,457 for Class A, Class B and Class C shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended January 31, 2001, the fund was charged $53,752 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member
achieves    emeritus    status.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended January 31, 2001, amounted to $15,784,339 and $20,450,264, respectively.

At  January 31, 2001, accumulated net unrealized appreciation on investments was
$4,685,279,   consisting   of   $6,884,411  gross  unrealized  appreciation  and
$2,199,132 gross unrealized depreciation.

At January 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier California Municipal Bond
Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier California Municipal Bond Fund, including the statement of investments, as of January 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of January 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier California Municipal Bond Fund at January 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

March 7, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended January 31, 2001 as "exempt interest dividends" (not subject to regular Federal and, for Individuals who are California residents, California personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends and capital gains distributions paid for the 2001 calendar year on form 1099-DIV which will be mailed by January 31, 2002.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier California Municipal Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  023AR0101